EXHIBIT 10.1

EIGHTH AMENDMENT
TO FINANCING AGREEMENT

EIGHTH AMENDMENT, dated as of March 26, 2020 (this "Amendment"), to the Financing Agreement, dated as of August 14, 2015, as amended, restated, supplemented or otherwise modified from time to time (as so amended, the "Financing Agreement"), by and among ALJ Regional Holdings, Inc., a Delaware corporation (the "Parent"), Faneuil, Inc., a Delaware corporation ("Faneuil"), Floors-N-More, LLC, a Nevada limited liability company ("FNM"), Phoenix Color Corp., a Delaware corporation ("PCC", and together with the Parent, Faneuil, FNM and each other Person that executes a joinder agreement and becomes a "Borrower" thereunder, each a "Borrower" and collectively, the "Borrowers"), each subsidiary of the Parent listed as a "Guarantor" on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a "Guarantor" thereunder or otherwise guaranties all or any part of the Obligations (as hereinafter defined), each a "Guarantor" and collectively, the "Guarantors"), the lenders from time to time party thereto (each a "Lender" and collectively, the "Lenders"), Cerberus Business Finance, LLC, a Delaware limited liability company ("CBF"), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Collateral Agent"), and PNC Bank, National Association ("PNC"), as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents").

WHEREAS, the Borrowers, the Guarantors, the Agents and the Lenders wish to amend certain terms and provisions of the Financing Agreement as hereafter set forth.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1.   Definitions.  All terms used herein that are defined in the Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement.

2.   Amendments.

(a)   Recitals. The first sentence of the Recitals of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

"The Borrowers have asked the Lenders to extend credit to the Borrowers consisting of (a) a term loan in the aggregate original principal amount of $127,500,000 and (b) a revolving credit facility in an aggregate principal amount not to exceed $32,500,000 at any time outstanding, which will include a subfacility for the issuance of letters of credit in an aggregate amount not to exceed $15,000,000."

(b)   New Definitions.  Section 1.01 of the Financing Agreement is hereby amended by adding the following definitions, in appropriate alphabetical order:

""Eighth Amendment" means the Eighth Amendment to Financing Agreement, dated as of March 26, 2020, among the Borrowers, the Guarantors and the Agents."

""Eighth Amendment Effective Date" has the meaning specified therefor in Section 4 of the Eighth Amendment."

""Factor" means Prestige Capital Finance, LLC."

""Factored Receivables" means certain transportation related Accounts Receivable of Faneuil that are not Eligible Accounts Receivable which are sold, transferred or otherwise conveyed by Faneuil to the Factor from time to time pursuant to the Factoring Agreement."

""Factored Receivables Reserve" means, as of any date of determination, an amount equal to 25% of the proceeds received by Borrowers from the sale of Factored Receivables."

""Factoring Agreement" means a purchase and sale agreement to be entered into between the Factor, Faneuil and certain other Loan Parties, which agreement (a) provides for the sale of the Factored Receivables to the Factor and (b) is in form and substance satisfactory to the Agents in their sole discretion."

""Factoring Receivables Assignment" means an assignment of factoring proceeds agreement (as amended, supplemented or otherwise modified from time to time), in form and substance satisfactory to the Agents in their sole discretion, between the Collateral Agent, the Factor and Faneuil, which agreement shall (a) provide an assignment, transfer and grant by Faneuil to the Collateral Agent of a security interest in all of Faneuil's rights and to proceeds or monies due to it under the Factoring Agreement and (b) contain such other terms and conditions as may be required by the Agents in their sole discretion."

""Factoring Subordination Agreement" means a subordination agreement (as amended, supplemented or otherwise modified from time to time) between the Collateral Agent and the Factor, and acknowledged by the Loan Parties, which agreement (a) subordinates any Lien of the Factor in assets of Faneuil (other than the Factored Receivables), (b) subordinates in right of payment all Indebtedness of any Loan Party (other than Faneuil) to the Factor to the Obligations and (c) contains such other terms and conditions as may be required by, and is otherwise in form and substance satisfactory to, the Agents in their sole discretion."

""Monthly Fee" has the meaning specified therefor in Section 2.06(g).

(c)   Existing Definitions.

(i)Section 1.01 of the Financing Agreement is hereby amended by amending and restating the following definitions in their entirety to read as follows:

""Individual Advance Amount" means with respect to (a) Faneuil, $32,500,000, (b) FNM, $32,500,000, (c) PCC, $32,500,000, and (d) the Parent, $0."

""Reserves" means, as of any date of determination, such amounts (including, without limitation, the amount of any Bank Product Reserve, any Dilution Reserve and any

Factored Receivables Reserve) as the Administrative Agent may from time to time establish in its Permitted Discretion (a) to reflect events, conditions, contingencies or risks which adversely affect (i) any Collateral in the Borrowing Base or either Agent's access thereto, or (ii) the priority, perfection or enforceability of any of the security interest of the Agents or any Lender in the Collateral in the Borrowing Base, or (b) in respect of any state of facts which the Administrative Agent reasonably determines to constitute a Default or an Event of Default. The amount of any Reserve established by the Administrative Agent shall have a reasonable relationship to the event, condition or other matter which is the basis for such Reserve as determined by the Administrative Agent in its Permitted Discretion and shall not be duplicative of the amount of any other Reserve, or any reduction in the advance rate, with respect to the same events, conditions or circumstances. The Administrative Agent shall provide notice to the Administrative Borrower and the Collateral Agent of any new categories of Reserves that may be established after the date hereof and will be available to consult with the Administrative Borrower in connection with the basis for such new categories of Reserves. Notwithstanding any of the foregoing, the Administrative Agent shall not establish any Reserves with respect to core offset liability or core reconciliation variance."

""Term B PIK Margin" means, as of any date of determination, the Applicable Margin plus 4.00% per annum."

""Total Revolving Credit Commitment" means the sum of the amounts of the Lenders' Revolving Credit Commitments, which amount is $32,500,000 as of the Eighth Amendment Effective Date."

(ii)Section 1.01 of the Financing Agreement is hereby amended by amending the following definitions as follows:

(A)The definition of "Permitted Disposition" is hereby amended by (x) deleting "and" at the end of clause (i), (y) inserting "and" after the ";" in clause (j), and (z) inserting a new clause (k) as follows:

"(k)the sale of Factored Receivables by Faneuil to the Factor pursuant to the Factoring Agreement so long as (i) the Factoring Receivables Assignment and the Factoring Subordination Agreement are in full force and effect at the time such sale is consummated and (ii) the face amount of Factored Receivables purchased by the Factor shall not exceed $10,000,000 in the aggregate."

(B)The definition of "Permitted Liens" is hereby amended by (x) deleting "and" and the end of clause (p), (x) retitling clause (q) as clause (r), and (z) inserting a new clause (q) as follows:

"(q)Liens on (i) any of the Factored Receivables that are sold in a Permitted Disposition to the Factor and (ii) any other assets of Faneuil that are pledged by Faneuil to the Factor subject to the terms of the Factoring Subordination Agreement;".

(d)   Deleted Definitions.  Section 1.01 of the Financing Agreement is hereby amended by deleting the following definitions in their entirety:  "Regular Period", "Seasonal Increase Period" and "Seasonal Increase Stepdown Period".

(e)   Section 2.03 (Repayment of Loans; Evidence of Debt).  Section 2.03(b) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

"(b)The outstanding principal amount of (i) the Original Term Loan, the Term A Loan, the Term A-1 Loan and the Term A-2 Loan shall be repaid in consecutive quarterly installments as follows: (A) March 31, 2020, $0, (B) June 30, 2020, $2,050,000, (C) September 30, 2020, $3,075,000, (D) December 31, 2020, $3,075,000, and (E) beginning on March 31, 2021 and on the last day of each fiscal quarter thereafter, $2,050,000; provided, however, that the last such installment shall be in the amount necessary to repay in full the unpaid principal amount of the Term Loan, and (ii) the Term B Loan shall due and payable on the Final Maturity Date.  The outstanding principal amount of the any Incremental Term Loan shall be repayable in accordance with the applicable Incremental Facility Amendment.  Notwithstanding the foregoing, the outstanding unpaid principal amount of the Term Loan (including the Incremental Term Loans, if any), and all accrued and unpaid interest thereon, shall be due and payable on the earliest of (i) the termination of the Total Revolving Credit Commitment, (ii) the Final Maturity Date and (iii) the date on which the Term Loan is declared due and payable pursuant to the terms of this Agreement."

(f)   Section 2.04 (Interest).  Sections 2.04(a) and 2.04(b) of the Financing Agreement are hereby amended and restated in its entirety to read as follows:

"(a)Revolving Loans.  Subject to the terms of this Agreement, at the option of the Administrative Borrower, each Revolving Loan shall be either a Reference Rate Loan or a LIBOR Rate Loan.  Each Revolving Loan that is a Reference Rate Loan shall bear interest on the principal amount thereof from time to time outstanding (including any portion of the Monthly Fee allocated to each such Revolving Loan and capitalized by adding such fee to the principal amount thereof), from the date of such Loan until repaid, at a rate per annum equal to the Reference Rate plus the Applicable Margin.  Each Revolving Loan that is a LIBOR Rate Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of such Loan until repaid, at a rate per annum equal to the LIBOR Rate for the Interest Period in effect for such Loan plus the Applicable Margin.

(b)Term Loan.  Subject to the terms of this Agreement, at the option of the Administrative Borrower, the Term Loan or any portion thereof shall be either a Reference Rate Loan or a LIBOR Rate Loan as follows:

(i)Each portion of the Original Term Loan, the Term A Loan, the Term A-1 Loan and the Term A-2 Loan that is a Reference Rate Loan shall bear interest on the principal amount thereof from time to time outstanding (including any portion of the Monthly Fee allocated to each such Term Loan and capitalized by adding such fee to the principal amount thereof) from the date of such Term Loan until repaid, at a rate per annum equal to the Reference Rate plus the Applicable Margin, and each portion of such Term Loan that is a LIBOR Rate Loan shall bear interest on the principal amount thereof from time to time outstanding (including any portion of the Monthly Fee allocated to each such Term Loan and capitalized by adding such fee to the principal amount thereof), from the date of such Term Loan until repaid, at a rate per annum equal to the LIBOR Rate for the Interest Period in effect for such Term Loan (or such portion thereof) plus the Applicable Margin.

(ii)Each portion of the Term B Loan:

(A)that is a Reference Rate Loan shall bear interest payable in kind on the principal amount thereof from time to time outstanding (including any portion thereof which constitutes the Term B Loan PIK Amount) by capitalizing such interest and adding such capitalized interest to the then outstanding principal amount of the Term B Loan (such capitalized interest together with any portion of the Monthly Fee allocated to the Term B Loan and capitalized by adding such fee to the principal amount thereof, the "Term B Loan PIK Amount"), from the Eighth Amendment Effective Date until repaid, at a rate per annum equal to the Reference Rate plus Term B PIK Margin, and

(B)that is a LIBOR Rate Loan shall bear interest payable in kind on the principal amount therefrom from time to time outstanding (including any portion thereof which constitutes the Term B Loan PIK Amount) by capitalizing such interest and adding such capitalized interest to the then outstanding principal amount of the Term B Loan, from the Eighth Amendment Effective Date until repaid, at a rate per annum equal to the LIBOR Rate for the Interest Period then in effect plus the Term B PIK Margin.

Any interest to be so capitalized pursuant to this clause (b)(ii) shall be capitalized on the last day of each March, June, September and December (commencing on March 31, 2020) and added to the then outstanding principal amount of the Term Loan in accordance with clauses (A) and (B) above.

(iii)Notwithstanding anything to the contrary in this clause (b), the interest rates for any Incremental Term Loans shall be determined mutually by the Borrowers and the Lenders providing such Incremental Term Loans, as set forth in the applicable Incremental Facility Amendment for such Incremental Term Loans."

(g)   Section 2.05(c) (Mandatory Prepayments).  Section 2.05(c)(ii) of the Financing Agreement is hereby amended by amending and restating the first parenthetical therein as follows:

"(excluding (A) Dispositions which qualify as Permitted Dispositions under clauses (a), (b), (c), (d), (e), (f), (g) or (k) of the definition of Permitted Disposition or (B) the Disposition prior to the one year anniversary of the Effective Date of the Facility located in Carmel, New York)".

(h)   Section 2.06 (Fees).  Section 2.06 of the Financing Agreement is hereby amended by adding a new clause (g) to read as follows:

"(g)Monthly Fee.  The Borrowers shall pay to Administrative Agent, for the account of the Lenders (other than the Term B Lenders) in accordance with their Pro Rata Shares (which Pro Rata Shares shall be calculated without giving effect to the Term B Loan), a monthly fee (the "Monthly Fee") equal to $100,000, which fee shall be payable in kind by capitalizing such fee and adding such fee to the then outstanding principal amount of the Loans (other than the Term B Loans) on the first Business Day of each calendar month commencing on April 1, 2020. Such fee shall be deemed earned in full on the date when same is due and payable hereunder."

(a)   Section 7.01(a) (Reporting Requirements).  Section 7.01(a)(vi) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

"(vi)as soon as available and in any event within 22 days after the end of each month commencing with the first month ending after the Effective Date, a Borrowing Base Certificate, current as of the close of business on the last calendar day of the immediately preceding calendar month, supported by schedules showing the derivation thereof and containing such detail and other information as any Agent may request from time to time, provided that (A) the Borrowing Base set forth in the Borrowing Base Certificate shall be effective from and including the date such Borrowing Base Certificate is duly received by the Agents but not including the date on which a subsequent Borrowing Base Certificate is received by the Agents, unless any Agent disputes the eligibility of any property included in the calculation of the Borrowing Base or the valuation thereof by notice of such dispute to the Administrative Borrower and (B) in the event of any dispute about the eligibility of any property included in the calculation of the Borrowing Base or the valuation thereof, such Agent's good faith judgment shall control; provided however that Borrowers shall provide (i) immediate notice to Agents of a sale of Factored Receivables and (ii) an updated Borrowing Base Certificate to Agents solely to reflect the impact of Factored Receivables on the most recently provided Borrowing Base Certificate as soon as available and in any event within two Business Days after each sale made of Factored Receivables;".

(b)   Section 7.01(a) (Reporting Requirements).  Section 7.01(a)(xiii) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

"(xiii)as soon as possible and in any event within 5 days after execution, receipt or delivery thereof, (A) copies of any material notices that any Loan Party executes or receives in connection with the sale or other Disposition of the Equity Interests of, or all or substantially all of the assets of, any Loan Party and (B) copies of any amendments, supplements or modifications to the Factoring Agreement;".

(c)   Section 8.01 (Cash Management Arrangements).  Section 8.01 of the Financing Agreement is hereby amended by adding a new clause (h) to read as follows:

"(h)The Factoring Receivables Assignment shall direct the Factor to wire into the Administrative Agent's Account on each Business Day all amounts payable by the Factor to any Loan Party under the Factoring Agreement upon the terms and subject to the conditions set forth in the Factoring Receivables Assignment."

(d)   Schedules to Financing Agreement. Schedule 1.01(A) to the Financing Agreement is hereby amended and restated and replaced in its entirety with the Schedule attached as Annex I hereto.

3.   Representations and Warranties.  Each Loan Party hereby represents and warrants to the Agents and the Lenders as follows:

(a)   Organization, Good Standing, Etc.  Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization or formation, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and, in the case of the Borrowers, to make the borrowings hereunder, and to execute and deliver this Amendment, and to consummate the transactions contemplated hereby and by the Financing Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except (solely for the purposes of this subclause (iii)) where the failure to be so qualified and in good standing would not reasonably be expected to have a Material Adverse Effect.

(b)   Authorization, Etc.  The execution and delivery by each Loan Party of this Amendment, and the performance by each Loan Party of this Amendment and the Financing Agreement, as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of such Loan Party's Governing Documents, (B) any applicable material Requirement of Law or (C) any material Contractual Obligation binding on or otherwise affecting such Loan Party or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable such Loan Party operations or any of its properties, except, in the case of clause (iv), to the extent where such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect.

(c)   Governmental Approvals.  No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution and delivery of this Amendment by any Loan Party, and the performance by any Loan Party of this Amendment and the Financing Agreement, as amended hereby.

(d)   Enforceability of Amendment.  This Amendment is, and each other Loan Document to which any Loan Party is or will be a party is (or, if applicable, when delivered pursuant hereto, and as amended hereby, will be) a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

4.   Conditions to Effectiveness.  This Amendment shall become effective only upon satisfaction in full (or waiver by the Agents), in a manner satisfactory to the Agents, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the "Eighth Amendment Effective Date"):

(a)   The Agents shall have received the following documents:

(i)this Amendment, duly executed by the Loan Parties, each Agent and each Lender; and

(ii)Amendment No. 1 to Junior Participation Agreement, dated as of the date hereof, duly executed by the Junior Participant (as defined therein), the Collateral Agent and the Lenders.

(b)   The representations and warranties contained in this Amendment, in the Financing Agreement and in each other Loan Document, certificate or other writing delivered to any Agent or any Lender pursuant hereto or thereto on or prior to the date hereof are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Eighth Amendment Effective Date as though made on and as of the Eighth Amendment Effective Date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respect on and as of such earlier date (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification)).

(c)   No Default or Event of Default shall have occurred and be continuing on the Eighth Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(d)   The Collateral Agent shall have determined, in its reasonable discretion, that no event or development shall have occurred since September 30, 2019 which could reasonably be expected to have a Material Adverse Effect.

(e)   The Borrowers shall have paid on or before the Eighth Amendment Effective Date all fees, costs, expenses and taxes then payable pursuant to Section 2.06 of the Financing Agreement and Section 12.04 of the Financing Agreement.

5.   Continued Effectiveness of the Financing Agreement and Other Loan Documents.  Each Loan Party hereby (i) acknowledges and consents to this Amendment, (ii) confirms and agrees that the Financing Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Eighth Amendment Effective Date all references in any such Loan Document to "the Financing Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (iii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent for the benefit of the Secured Parties, or to grant to the Collateral Agent for the benefit of the Secured Parties a security interest in or Lien on, any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Financing Agreement (as amended hereby) and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.  This Agreement does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties' obligations to repay the Loans in accordance with the terms of Financing Agreement, or the obligations of the Loan Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect.  Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents, any Issuing Lender or any Lender under the

Financing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document.  The amendment of the Financing Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection with this Amendment do not constitute a novation of the Financing Agreement and the other Loan Documents as in effect prior to the Eighth Amendment Effective Date.

6.   Release.  Each Loan Party hereby acknowledges and agrees that:  (a) neither it nor any of its Affiliates has any claim or cause of action against any Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) and (b) each Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to such Loan Party and its Affiliates under the Financing Agreement and the other Loan Documents. Notwithstanding the foregoing and the Lenders wish (and each Loan Party agrees) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Agents' and the Lenders' rights, interests, security and/or remedies under the Financing Agreement and the other Loan Documents.  Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Loan Party (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release and forever discharge each Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the "Released Parties") from any and all debts, claims, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the Eighth Amendment Effective Date arising out of, connected with or related in any way to this Amendment, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of each Loan Party, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral on or prior to the Eighth Amendment Effective Date.

7.   Miscellaneous.

(a)   This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.

(b)   Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c)   This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York

APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

(d)   Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Financing Agreement.  Accordingly, it shall be an Event of Default under the Financing Agreement if (i) any representation or warranty made by a Loan Party under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

(e)   Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(f)   The Borrowers will pay on demand all reasonable and documented out-of-pocket fees, costs and expenses of the Agents and the Lenders in connection with the preparation, execution and delivery of this Amendment or otherwise payable under the Financing Agreement, including, without limitation, reasonable fees, disbursements and other charges of counsel to the Agents and the Lenders.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

ALJ REGIONAL HOLDINGS, INC.
By:	/s/ Jess Ravich
Name: Jess Ravich
Title: Chief Executive Officer

FANEUIL, INC.

By:/s/ Anna Van BurenName: Anna Van BurenTitle: President and CEO

FLOORS-N-MORE, LLC

By:/s/ Steve ChesinName: Steve ChesinTitle: Chief Executive Officer

PHOENIX COLOR CORP.

By:/s/ Marc ReischName: Marc ReischTitle: Chairman

GUARANTORS:
FANEUIL TOLL OPERATIONS LLC

By:	/s/ Anna Van Buren
Name: Anna Van Buren
Title: President and CEO

PHOENIX (MD.) REALTY, LLC

By:	/s/ Marc Reisch
Name: Marc Reisch
Title: Chairman

REALTIME DIGITAL INNOVATIONS, INC.

By:	/s/ Anna Van Buren
Name: Anna Van Buren
Title: President and CEO

COLLATERAL AGENT: CERBERUS BUSINESS FINANCE, LLC

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Chief Executive Officer

TERM LOAN LENDERS:

CERBERUS ASRS FUNDING LLC

By: _/s/ Daniel E. Wolf________________

Name: Daniel E. Wolf

Title:Vice President

CERBERUS AUS LEVERED HOLDINGS LP

By: CAL I GP Holdings LLC

Its: General Partner

By: _/s/ Daniel E. Wolf________________

Name: Daniel E. Wolf

Title:Senior Managing Director

CERBERUS AUS LEVERED II LP

By: CAL II GP, LLC

Its: General Partner

By: _/s/ Daniel E. Wolf________________

Name: Daniel E. Wolf

Title:Vice President

CERBERUS CAVALIERS LEVERED II LLC

By: _/s/ Daniel E. Wolf________________

Name: Daniel E. Wolf

Title:Vice President

CERBERUS FSBA LEVERED LLC

By: _/s/ Daniel E. Wolf________________

Name: Daniel E. Wolf

Title:Vice President

CERBERUS ICQ OFFSHORE LEVERED LP

By: Cerberus ICQ Offshore GP LLC

Its: General Partner

By: _/s/ Daniel E. Wolf_________________

Name: Daniel E. Wolf

Title:Senior Managing Director

CERBERUS LOAN FUNDING XVII LTD.

By:  Cerberus ASRS Holdings LLC, its attorney-in-fact

_/s/ Daniel E. Wolf________________

Duly Authorized Signatory

Name: Daniel E. Wolf

Title:Vice President

CERBERUS LOAN FUNDING XVIII L.P.

By: Cerberus LFGP XVIII, LLC

Its: General Partner

By: _/s/ Daniel E. Wolf________________

Name: Daniel E. Wolf

Title:Senior Managing Director

CERBERUS LOAN FUNDING XX L.P.

By: Cerberus LFGP XX, LLC

Its: General Partner

By: _/s/ Daniel E. Wolf________________

Name: Daniel E. Wolf

Title:Senior Managing Director

CERBERUS LOAN FUNDING XXI L.P.

By: Cerberus LFGP XXI, LLC

Its: General Partner

By: _/s/ Daniel E. Wolf________________

Name: Daniel E. Wolf

Title:Senior Managing Director

CERBERUS LOAN FUNDING XXII L.P.

By: Cerberus LFGP XXII, LLC

Its: General Partner

By: _/s/ Daniel E. Wolf________________

Name: Daniel E. Wolf

Title:Senior Managing Director

CERBERUS LOAN FUNDING XXIV L.P.

By: Cerberus LFGP XXIV, LLC

Its: General Partner

By: _/s/ Daniel E. Wolf________________

Name: Daniel E. Wolf

Title:Senior Managing Director

CERBERUS LOAN FUNDING XXV LP

By: Cerberus LFGP XXV, LLC

Its: General Partner

By: _/s/ Daniel E. Wolf________________

Name: Daniel E. Wolf

Title:Senior Managing Director

CERBERUS LOAN FUNDING XXVI L.P.

By: Cerberus LFGP XXVI, LLC

Its: General Partner

By: _/s/ Daniel E. Wolf________________

Name: Daniel E. Wolf

Title:Senior Managing Director

CERBERUS LOAN FUNDING XXVII L.P.

By: Cerberus LFGP XXVII, LLC

Its: General Partner

By: _/s/ Daniel E. Wolf________________

Name: Daniel E. Wolf

Title:Senior Managing Director

CERBERUS ND LEVERED LLC

By: _/s/ Daniel E. Wolf________________

Name: Daniel E. Wolf

Title:Vice President

CERBERUS N-1 FUNDING LLC

By: _/s/ Daniel E. Wolf________________

Name: Daniel E. Wolf

Title:Vice President

CERBERUS OFFSHORE LEVERED III LP

By: COL III GP Inc.

Its: General Partner

By: _/s/ Daniel E. Wolf________________

Name: Daniel E. Wolf

Title:Vice President

CERBERUS OFFSHORE LEVERED LOAN

OPPORTUNITIES MASTER FUND III, L.P.

By: Cerberus Offshore Levered Opportunities III GP, LLC

Its: General Partner

By: _/s/ Daniel E. Wolf________________

Name: Daniel E. Wolf

Title:Senior Managing Director

CERBERUS ONSHORE LEVERED III LLC

By: _/s/ Daniel E. Wolf________________

Name: Daniel E. Wolf

Title:Vice President

CERBERUS REDWOOD LEVERED B LLC

By: _/s/ Daniel E. Wolf________________

Name: Daniel E. Wolf

Title:Vice President

CERBERUS STEPSTONE LEVERED LLC

By: _/s/ Daniel E. Wolf________________

Name: Daniel E. Wolf

Title:Vice President

CERBERUS SWC LEVERED II LLC

By: _/s/ Daniel E. Wolf________________

Name: Daniel E. Wolf

Title:Vice President

SAFETY NATIONAL CASUALTY CORPORATION

By:  CBF-D Manager, LLC

Its:  Investment Manager

By: _/s/ Daniel E. Wolf________________

Name: Daniel E. Wolf

Title:Senior Managing Director

ADMINISTRATIVE AGENT AND REVOLVING LOAN LENDER:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Jacqueline Mackenzie
Name: Jacqueline Mackenzie
Title: Senior Vice President